EXHIBIT 23.1

                      CONSENT OF KIRKPATRICK & LOCKHART LLP

Kirkpatrick & Lockhart LLP's consent to include its opinion to the Amendment No. 2 to the Registration Statement on Form S-1 of TSET, Inc. is contained in its opinion attached hereto as Exhibit 5.1